UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 26, 2012
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 26, 2012, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2012 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6 (the “Public Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-SB, Class X-A, Class A-S, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $1,003,546,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Ladder Capital Securities LLC (“Ladder”), Goldman, Sachs & Co. (“Goldman”), Wells Fargo Securities, LLC (“WFS” and, together with JPMS, Ladder and Goldman, the “Underwriters”), pursuant to an Underwriting Agreement, dated April 18, 2012, between the Registrant and JPMS, for itself and on behalf of Ladder, Goldman and WFS.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached to an exhibit to this report.

On April 26, 2012, the Class X-B, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates”) having an aggregate initial principal amount of $130,404,408, were sold to JPMS and Ladder, as initial purchasers pursuant to a Certificate Purchase Agreement, dated April 18, 2012, by and between the Depositor, JPMS and Ladder.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 118 commercial properties.  The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, N.A. (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 26, 2012 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB and (ii) Ladder Capital Finance LLC, pursuant to a Mortgage Loan Purchase Agreement, dated as of April 26, 2012 (the “Ladder Mortgage Loan Purchase Agreement” and together with the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”).  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB and Ladder Capital Finance LLC.

The Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 25, 2012.

Item 9.01.                      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 26, 2012.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 26, 2012 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2012	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 26, 2012.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 26, 2012 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

5